Exhibit 99.1

UNAUDITED SUPPLEMENTAL PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following is being furnished to make available certain quarterly pro forma financial information. Covetrus, Inc. ("Covetrus") believes that this information could be helpful in understanding the recent historical performance of the component organizations of Covetrus and assessing the underlying trends and seasonality in the business.

Basis of Presentation

On February 7, 2019, we announced that we had consummated the previously disclosed Reverse Morris Trust transaction contemplated by (a) the Contribution and Distribution Agreement, dated as of April 20, 2018, as amended, or the Contribution and Distribution Agreement, by and among us, Henry Schein, Inc., a Delaware corporation, which we refer to herein as Henry Schein or the Parent, our parent prior to the Distribution, Vets First Choice, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Vets First Choice stockholders and for the purposes of certain articles set forth therein, or the Vets First Choice Stockholders’ Representative and (b) the Agreement and Plan of Merger, dated as of April 20, 2018, as amended, or the Merger Agreement, by and among us, Henry Schein, HS Merger Sub, Inc., our wholly owned subsidiary, or Merger Sub, Vets First Choice and the Vets First Choice Stockholders’ Representative.

In accordance with the terms and conditions of the Contribution and Distribution Agreement and the Merger Agreement, (i) prior to February 7, 2019, Henry Schein contributed its animal health business, which we refer to as Animal Health, to us, which we refer to as the Reorganization, (ii) on February 7, 2019, Henry Schein distributed all of the shares of our common stock, par value $0.01 per share, or the Common Stock, that were then owned by Henry Schein (after giving effect to the Share Sale discussed below) to Henry Schein stockholders of record as of January 17, 2019, which we refer to as the Distribution or the Spin-Off, and (iii) immediately after the Distribution, Merger Sub merged with and into Vets First Choice, which we refer to as the Merger, with Vets First Choice surviving the Merger as our wholly owned subsidiary. In connection with the Distribution, the Merger, and the other transactions consummated in connection therewith, which collectively we refer to as the Transactions, we changed our name to Covetrus, Inc., and we became an independent, publicly traded company that owns and operates the combined businesses of Animal Health and Vets First Choice.

The following unaudited pro forma condensed combined financial information of Covetrus includes the unaudited pro forma condensed combined statement of operations for each of the quarters ended March 31, 2018, June 30, 2018, September 29, 2018 and December 29, 2018 and the year ended December 29, 2018 after giving effect to the Spin-off and Merger as described below.

Animal Health's historical combined financial statements of operations include all revenues and costs directly attributable to Animal Health and an allocation of expenses related to certain Henry Schein corporate functions. The results of operations in the Animal Health historical combined financial statements do not necessarily include all expenses that would have been incurred by Animal Health had it been a separate, stand-alone entity. Actual costs that may have been incurred if Animal Health had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees, and strategic decisions made in areas such as information technology and infrastructure. Consequently, Animal Health's historical combined financial statement of operations do not necessarily reflect what Animal Health's financial condition and results of operations would have been had Animal Health operated as a stand-alone company during the periods presented.

Vets First Choice historical combined financial statements of operations include all revenues and costs directly attributable to Vets First Choice. However, the results of operations include initial investments tied to certain corporate functions that were not transferred from Henry Schein in conjunction with the Spin-Off of Animal Health. Consequently, Vets First Choice's historical financial statement of operations do not necessarily reflect what Vets First Choice's financial condition and results of operations would have been had Vets First Choice operated as a stand-alone company without the planned transaction.

The pro forma condensed combined financial statement of operations were prepared using the acquisition method of accounting with Animal Health considered the accounting acquirer of Vets First Choice. Under the acquisition method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price allocated to goodwill.

The adjustments included in the pro forma condensed combined financial statement of operations are based upon currently available information and assumptions that management of Covetrus believes to be reasonable. These adjustments and related assumptions are described in the accompanying notes presented on the following pages.

Exhibit 99.1

The pro forma condensed combined financial statement of operations are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that Covetrus would have reported had the Spin-Off and the Merger been completed as of the dates set forth in the pro forma condensed combined financial statement of operations, and should not be taken as being indicative of Covetrus’ future consolidated results of operations or financial position. The actual results may differ significantly from those reflected in the pro forma financial statements for a number of reasons, including differences between the assumptions used to prepare the pro forma financial statements and actual amounts.

COVETRUS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF OPERATIONS
For The Three Months Ended March 31, 2018

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments		Purchase Price and Related Pro Forma Adjustments		Pro Forma Condensed Combined
Net Sales:
North America	$480.4	$45.0	—		—		$525.4
Europe	369.1	—	—		—		369.1
APAC and Emerging Markets	98.0	—	—		—		98.0
Total Net Sales	$947.5	$45.0	—		—		$992.5
Cost of sales	771.1	24.6	—		1.1	A	796.9
Gross Profit	$176.4	$20.4	—		$(1.1)		$195.6
Operating expenses:
Selling, general and administrative	142.9	26.9	—		21.3	A	191.2
					7.3	B	7.3
Restructuring costs	1.1	—	—		—		1.1
Transaction costs	—	—	—		—	C	—
Operating income (loss)	$32.4	$(6.6)	—		$(29.8)		$(4.0)
Interest expense	(0.6)	(0.1)	(14.2)	D	—		(15.0)
Interest income	1.7	0.1	—		—		1.8
Other income (expense)	0.4	(1.9)	—		—		(1.5)
Income (loss) before taxes and equity in earnings of affiliates	$33.8	$(8.5)	$(14.2)		$(29.8)		$(18.7)
Income tax expense (benefit)	6.2	—	(3.7)		(7.7)	E	(5.2)
Equity in earnings of affiliates	(0.2)	—	—		—		(0.2)
Net income (loss)	$27.8	$(8.5)	$(10.5)		$(22.1)		$(13.4)
Plus: Net income (loss) attributable to noncontrolling interests	5.2	—	(5.2)		—	F	—
Net income (loss) attributable to the company	$22.6	$(8.5)	$(5.3)		$(22.1)		$(13.3)

Exhibit 99.1

COVETRUS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF OPERATIONS
For The Three Months Ended June 30, 2018

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments		Purchase Price and Related Pro Forma Adjustments		Pro Forma Condensed Combined
Net Sales:
North America	$518.2	$51.3	—		—		$569.5
Europe	386.4	—	—		—		386.4
APAC and Emerging Markets	98.2	—	—		—		98.2
Total Net Sales	$1,002.7	$51.3	—		—		$1,054.1
Cost of sales	820.1	28.8	—		1.1	A	850.0
Gross Profit	$182.7	$22.5	—		$(1.1)		$204.1
Operating expenses:
Selling, general and administrative	138.7	28.7	—		21.3	A	188.7
					7.5	B	7.5
Restructuring costs	6.4	—	—		—		6.4
Transaction costs	—	2.7	(2.7)		—	C	—
Operating income (loss)	$37.6	$(8.9)	$2.7		$(30.0)		$1.5
Interest expense	(0.6)	(0.2)	(14.2)	D	—		(15.0)
Interest income	1.4	0.1	—		—		1.5
Other income (expense)	0.3	(1.4)	—		—		(1.1)
Income (loss) before taxes and equity in earnings of affiliates	$38.7	$(10.4)	$(11.5)		$(30.0)		$(13.2)
Income tax expense (benefit)	8.1	(2.2)	(3.0)		(7.8)	E	(4.8)
Equity in earnings of affiliates	(0.7)	—	—		—		(0.7)
Net income (loss)	$31.2	$(8.2)	$(8.5)		$(22.2)		$(7.7)
Plus: Net income (loss) attributable to noncontrolling interests	2.3	—	(2.4)		—	F	—
Net income (loss) attributable to the company	$28.9	$(8.2)	$(6.1)		$(22.2)		$(7.6)

Exhibit 99.1

COVETRUS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF OPERATIONS
For The Three Months Ended September 29, 2018

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments		Purchase Price and Related Pro Forma Adjustments		Pro Forma Condensed Combined
Net Sales:
North America	$480.8	$52.9	—		—		$533.7
Europe	348.7	—	—		—		348.7
APAC and Emerging Markets	95.1	—	—		—		95.1
Total Net Sales	$924.6	$52.9	—		—		$977.6
Cost of sales	758.4	30.1	—		1.1	A	789.6
Gross Profit	$166.2	$22.9	—		$(1.1)		$187.9
Operating expenses:
Selling, general and administrative	131.8	29.9	—		21.3	A	183.0
					7.5	B	7.5
Restructuring costs	0.3	—	—		—		0.3
Transaction costs	—	4.0	(4.0)		—	C	—
Operating income (loss)	$34.1	$(11.1)	$4.0		$(29.9)		$(2.9)
Interest expense	(0.6)	(0.2)	(14.2)	D	—		(15.0)
Interest income	1.2	0.1	—		—		1.3
Other income (expense)	0.2	(0.8)	—		—		(0.5)
Income (loss) before taxes and equity in earnings of affiliates	$35.0	$(11.9)	$(10.2)		$(29.9)		$(17.1)
Income tax expense (benefit)	19.0	(1.5)	(2.6)		(7.8)	E	7.1
Equity in earnings of affiliates	—	—	—		—		—
Net income (loss)	$15.9	$(10.5)	$(7.6)		$(22.2)		$(24.2)
Plus: Net income (loss) attributable to noncontrolling interests	—	—	—		—	F	—
Net income (loss) attributable to the company	$15.9	$(10.5)	$(7.5)		$(22.2)		$(24.3)

Exhibit 99.1

COVETRUS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF OPERATIONS
For The Three Months Ended December 29, 2018

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments		Purchase Price and Related Pro Forma Adjustments		Pro Forma Condensed Combined
Net Sales:
North America	$460.5	$53.7	—		—		$514.3
Europe	347.4	—	—		—		347.4
APAC and Emerging Markets	95.2	—	—		—		95.2
Total Net Sales	$903.2	$53.7	—		—		$956.9
Cost of sales	744.3	30.7	—		1.1	A	776.1
Gross Profit	$158.9	$23.1	—		$(1.1)		$180.8
Operating expenses:
Selling, general and administrative	125.1	34.0	—		21.3	A	180.4
					5.0	B	5.0
Restructuring costs	0.8	—	—		—		0.8
Transaction costs	—	9.1	(9.1)		—	C	—
Operating income (loss)	$33.0	$(20.0)	$9.1		$(27.4)		$(5.3)
Interest expense	(0.9)	(0.3)	(13.9)	D	—		(15.0)
Interest income	1.4	0.1	—		—		1.5
Other income (expense)	2.1	(6.8)	—		—		(4.7)
Income (loss) before taxes and equity in earnings of affiliates	$35.7	$(27.0)	$(4.8)		$(27.4)		$(23.6)
Income tax expense (benefit)	3.8	(0.9)	(1.2)		(7.1)	E	(5.4)
Equity in earnings of affiliates	(0.4)	—	—		—		(0.4)
Net income (loss)	$32.4	$(26.2)	$(3.6)		$(20.3)		$(17.7)
Plus: Net income (loss) attributable to noncontrolling interests	(1.1)	—	1.0		—	F	(0.1)
Net income (loss) attributable to the company	$33.5	$(26.2)	$(4.5)		$(20.3)		$(17.6)

Exhibit 99.1

COVETRUS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT OF OPERATIONS
For The Year Ended December 29, 2018

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments		Purchase Price and Related Pro Forma Adjustments		Pro Forma Condensed Combined
Net Sales:
North America	$1,939.9	$203.0	—		—		$2,142.9
Europe	1,451.6	—	—		—		1,451.6
APAC and Emerging Markets	386.5	—	—		—		386.5
Total Net Sales	$3,778.0	$203.0	—		—		$3,981.0
Cost of sales	3,093.9	114.2	—		4.5	A	3,212.6
Gross Profit	$684.1	$88.8	—		$(4.5)		$768.4
Operating expenses:					—
Selling, general and administrative	538.5	119.6	—		85.4	A	743.4
	—	—	—		27.2	B	27.2
Restructuring costs	8.5	—	—		—		8.5
Transaction costs	—	15.8	(15.8)		—	C	—
Operating income (loss)	$137.1	$(46.5)	$15.8		$(117.1)		$(10.7)
Interest expense	(2.8)	(0.8)	(56.5)	D	—		(60.0)
Interest income	5.7	0.3	—		—		6.1
Other income (expense)	3.1	(10.9)	—		—		(7.8)
Income (loss) before taxes and equity in earnings of affiliates	$143.2	$(57.9)	$(40.7)		$(117.1)		$(72.5)
Income tax expense (benefit)	37.0	(4.5)	(10.5)		(30.3)	E	(8.4)
Equity in earnings of affiliates	(1.2)	—	—		—		(1.2)
Net income (loss)	$107.4	$(53.4)	$(30.2)		$(86.8)		$(63.0)
Plus: Net income (loss) attributable to noncontrolling interests	6.5	—	(6.7)		—	F	(0.1)
Net income (loss) attributable to the company	$100.9	$(53.4)	$(23.5)		$(86.8)		$(62.8)

Exhibit 99.1

Results of Operations

The following adjustments are intended to reflect the operations of Covetrus as if the Spin-Off and Merger occurred on December 31, 2017, the first day of Animal Health's fiscal year 2018. Note that the results of the Vets First Choice operations are on a calendar quarter schedule whereas the results of Animal Health are as of the dates shown.

(A)
All amortization adjustments relate to identifiable definite-lived intangible assets as a result of the Merger and are recorded to depreciation and amortization. The estimated amortization expense was computed using the straight-line method based on an estimated useful life of the identifiable definite-lived intangible assets. The amortization adjustment related to the developed platform technologies, customer relationships and trade names is recognized in selling, general and administrative expenses as they relate to the Company’s selling efforts while the amortization adjustment related to the product formulas intangible asset is recognized in cost of sales as it relates to the product manufacturing effort.

(B)
Selling, general and administrative expenses were adjusted to reflect the portion of the preliminary estimated fair value of the replacement awards attributable to post-combination services which is expected to be expensed over the remaining service periods on a straight-line basis as an increment to the historical stock compensation expense.

(C)
Transaction costs include costs directly related to the Transactions that were incurred during the historical period. These costs were primarily for tax, accounting, and other professional fees and are eliminated as they are not expected to have a continuing impact on the results of operations following the consummation of the Spin-Off and the Merger.

(D)	Interest expense was adjusted to reflect the incurrence of $1.2 billion of indebtedness through the five-year term loan and the extinguishment of Animal Health's long-term debt.

(E)	Represents the income tax impact of the pro forma adjustments, using an estimated statutory tax rate of approximately 25.9% for the year ended December 29, 2018.

(F)
Represents the purchase of all of the direct and indirect equity interests of Butler Animal Health Holding Company, LLC, as well as the purchase of most of the remaining minority shareholder interests in the Company.

The accompanying pro forma combined non-GAAP financial measures currently do not reflect any additional adjustment to the allocation of expenses related to certain Henry Schein corporate functions that did not transfer over to Animal Health following the Spin-Off. These carve-out expenses were $10.0 million for the quarter ended March 31, 2018, $8.9 million for the quarter ended June 30, 2018, $10.6 million for the quarter ended September 29, 2018, $3.4 million for the quarter ended December 29, 2018, and $32.9 million for the year ended December 29, 2018. Additionally, the historic pro forma combined non-GAAP financial measures do not reflect any additional adjustment tied to costs borne by Vets First Choice during the quarters ended September 30, 2018 and December 31, 2018 tied to overhead investments in anticipation of the Merger closing during the quarter ending March 31, 2019.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other business metrics. We use these non-GAAP financial measures and other business metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information to investors regarding our results of operations as they provide and allow greater transparency with respect to metrics used by our management in its financial and operational decision-making. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for income from operations, net income or any other measure of financial performance reported in accordance with GAAP. Our definitions of these measures may differ from that of other companies.

EBITDA and Adjusted EBITDA are non-GAAP measures that Covetrus uses to evaluate financial performance and measure management performance. Adjusted EBITDA presented below is presented as defined in Covetrus’ indebtedness agreements, with the exception of projected cost savings and synergies, which have been excluded.

We define EBITDA as net income before interest, taxes, depreciation, amortization, net income attributable to non-controlling interests, equity in earnings of affiliates and other income (expense).

Exhibit 99.1

Our non-GAAP adjustments for Adjusted EBITDA include:

•	Restructuring costs - reflects costs, net of reversals, related to workforce optimization.

•	Transaction costs - reflects costs directly related to the Transactions.

•	Share-based compensation - represents the share-based compensation expense recognized by Animal Health and Vets First Choice and the fair value of the replacement awards to post combination services.

•	Late fee income - reflects the income received from our customers for delayed payments on their purchases.

•	Other - reflects one-time legal costs and other non-recurring business development and M&A related escrow claims.

A reconciliation of net income to operating income to EBITDA and Adjusted EBITDA on a pro forma basis for the three months ended March 31, 2018, the three months ended June 30, 2018, the three months ended September 29, 2018, the three months ended December 29, 2018 and the twelve months ended December 29, 2018 is included below.

Additionally, adjusted net income is another non-GAAP measure that Covetrus uses to evaluate financial performance and measure management performance.

We defined Adjusted net income as GAAP net income, adjusted to exclude:

•	Restructuring costs - reflects costs, net of reversals, related to workforce optimization.

•	Transaction costs - reflects costs directly related to the Transactions.

•	Share-based compensation - represents the share-based compensation expense recognized by Animal Health and Vets First Choice and the fair value of the replacement awards to post combination services.

•	Amortization of acquired intangible assets tied to the Merger.

•	Changes in the fair value of legacy Vets First Choice warrants.

To estimate the income tax impact of the adjustments to net income, we used an estimated statutory tax rate of approximately 25.9% for the year ended December 29, 2018.

A reconciliation of net income to operating income to EBITDA to Adjusted EBITDA to adjusted net income on a pro forma basis for the three months ended March 31, 2018, the three months ended June 30, 2018, the three months ended September 29, 2018, the three months ended December 29, 2018 and the twelve months ended December 29, 2018 is included below.

Exhibit 99.1

COVETRUS, INC.
UNAUDITED RECONCILIATION OF PRO FORMA COMBINED GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME
For The Three Months Ended March 31, 2018

EBITDA, pro forma adjusted EBITDA and pro forma adjusted net income are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of EBITDA, adjusted EBITDA and adjusted net income to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments	Purchase Price and Related Pro Forma Adjustments	Covetrus
Net income	$22.6	$(8.5)	$(5.3)	$(22.1)	$(13.3)
Plus: Net income (loss) attributable to noncontrolling interests	5.2	—	(5.2)	—	—
Less: Equity in affiliates	(0.2)	—	—	—	(0.2)
Plus: Income taxes	6.2	—	(3.7)	(7.7)	(5.2)
Plus: Interest expense	0.6	0.1	14.2	—	15.0
Less: Interest income	(1.7)	(0.1)	—	—	(1.8)
Less: Other (income) expense	(0.4)	1.9	—	—	1.5
Operating Income	$32.4	$(6.6)	—	$(29.8)	$(4.0)
Plus: Depreciation and amortization	16.4	3.6	—	22.5	42.4
EBITDA	$48.7	$(3.0)	—	$(7.3)	$38.4
Plus: Stock-based compensation	2.2	0.5	—	7.3	10.0
Plus: Restructuring costs	1.1	—	—	—	1.1
Plus: Transaction costs	—	—	—	—	—
Plus: Late fee income	1.6	—	—	—	1.6
Plus: Other	—	0.9	—	—	0.9
Adjusted EBITDA excluding stock-based compensation and other one-time items	$53.6	$(1.6)	—	—	$51.9
Depreciation and amortization					(42.4)
Amortization of acquired intangibles					22.5
Interest expense (a)					(15.0)
Interest income					1.8
Other (expense) income (b)					(1.2)
Earnings before taxes and equity in affiliates					$17.6
Income tax (expense) benefit (c)					(4.6)
Equity in affiliates					0.2
Adjusted net income (loss)					$13.2
Plus: Net income (loss) attributable to noncontrolling interests					—
Adjusted net income attributable to Covetrus					$13.2

(a)	Interest expense was adjusted to reflect the incurrence of $1.2 billion of indebtedness through the five-year term loan and the extinguishment of Animal Health's long-term debt.

(b)	Other (expense) income excludes the changes in the fair value of legacy Vets First Choice warrants and late fee income in Animal Health, which is already captured in the Adjusted EBITDA calculation.

(c)	Represents the income tax impact of the adjustments to net income using an estimated statutory tax rate of approximately 25.9% for the year ended December 29, 2018.

Exhibit 99.1

COVETRUS, INC.
UNAUDITED RECONCILIATION OF PRO FORMA COMBINED GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME
For The Three Months Ended June 30, 2018

EBITDA, pro forma adjusted EBITDA and pro forma adjusted net income are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of EBITDA, adjusted EBITDA and adjusted net income to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments	Purchase Price and Related Pro Forma Adjustments	Covetrus
Net income	$28.9	$(8.2)	$(6.1)	$(22.2)	$(7.6)
Plus: Net income (loss) attributable to noncontrolling interests	2.3	—	(2.4)	—	—
Less: Equity in affiliates	(0.7)	—	—	—	(0.7)
Plus: Income taxes	8.1	(2.2)	(3.0)	(7.8)	(4.8)
Plus: Interest expense	0.6	0.2	14.2	—	15.0
Less: Interest income	(1.4)	(0.1)	—	—	(1.5)
Less: Other (income) expense	(0.3)	1.4	—	—	1.1
Operating Income	$37.6	$(8.9)	$2.7	$(30.0)	$1.5
Plus: Depreciation and amortization	16.1	4.0	—	22.5	42.5
EBITDA	$53.7	$(4.9)	$2.7	$(7.5)	$44.0
Plus: Stock-based compensation	1.7	0.9	—	7.5	10.0
Plus: Restructuring costs	6.4	—	—	—	6.4
Plus: Transaction costs	—	2.7	(2.7)	—	—
Plus: Late fee income	1.2	—	—	—	1.2
Plus: Other	—	0.7	—	—	0.7
Adjusted EBITDA excluding stock-based compensation and other one-time items	$62.9	$(0.7)	—	—	$62.3
Depreciation and amortization					(42.5)
Amortization of acquired intangibles					22.5
Interest expense (a)					(15.0)
Interest income					1.5
Other (expense) income (b)					(0.9)
Earnings before taxes and equity in affiliates					$27.8
Income tax (expense) benefit (c)					(7.2)
Equity in affiliates					0.7
Adjusted net income (loss)					$21.2
Plus: Net income (loss) attributable to noncontrolling interests					—
Adjusted net income attributable to Covetrus					$21.2

(a)	Interest expense was adjusted to reflect the incurrence of $1.2 billion of indebtedness through the five-year term loan and the extinguishment of Animal Health's long-term debt.

(b)	Other (expense) income excludes the changes in the fair value of legacy Vets First Choice warrants and late fee income in Animal Health, which is already captured in the Adjusted EBITDA calculation.

(c)	Represents the income tax impact of the adjustments to net income using an estimated statutory tax rate of approximately 25.9% for the year ended December 29, 2018.

Exhibit 99.1

COVETRUS, INC.
UNAUDITED RECONCILIATION OF PRO FORMA COMBINED GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME
For The Three Months Ended September 29, 2018

EBITDA, pro forma adjusted EBITDA and pro forma adjusted net income are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of EBITDA, adjusted EBITDA and adjusted net income to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments	Purchase Price and Related Pro Forma Adjustments	Covetrus
Net income	$15.9	$(10.5)	$(7.5)	$(22.2)	$(24.3)
Plus: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Equity in affiliates	—	—	—	—	—
Plus: Income taxes	19.0	(1.5)	(2.6)	(7.8)	7.1
Plus: Interest expense	0.6	0.2	14.2	—	15.0
Less: Interest income	(1.2)	(0.1)	—	—	(1.3)
Less: Other (income) expense	(0.2)	0.8	—	—	0.5
Operating Income	$34.1	$(11.1)	$4.0	$(29.9)	$(2.9)
Plus: Depreciation and amortization	15.8	4.1	—	22.5	42.4
EBITDA	$49.9	$(7.0)	$4.0	$(7.5)	$39.5
Plus: Stock-based compensation	1.7	0.9	—	7.5	10.0
Plus: Restructuring costs	0.3	—	—	—	0.3
Plus: Transaction costs	—	4.0	(4.0)	—	—
Plus: Late fee income	1.1	—	—	—	1.1
Plus: Other	—	0.2	—	—	0.2
Adjusted EBITDA excluding stock-based compensation and other one-time items	$53.0	$(1.9)	—	—	$51.1
Depreciation and amortization					(42.4)
Amortization of acquired intangibles					22.5
Interest expense (a)					(15.0)
Interest income					1.3
Other (expense) income (b)					(0.9)
Earnings before taxes and equity in affiliates					$16.6
Income tax (expense) benefit (c)					(4.3)
Equity in affiliates					—
Adjusted net income (loss)					$12.3
Plus: Net income (loss) attributable to noncontrolling interests					—
Adjusted net income attributable to Covetrus					$12.3

(a)	Interest expense was adjusted to reflect the incurrence of $1.2 billion of indebtedness through the five-year term loan and the extinguishment of Animal Health's long-term debt.

(b)	Other (expense) income excludes the changes in the fair value of legacy Vets First Choice warrants and late fee income in Animal Health, which is already captured in the Adjusted EBITDA calculation.

(c)	Represents the income tax impact of the adjustments to net income using an estimated statutory tax rate of approximately 25.9% for the year ended December 29, 2018.

Exhibit 99.1

COVETRUS, INC.
UNAUDITED RECONCILIATION OF PRO FORMA COMBINED GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME
For The Three Months Ended December 29, 2018

EBITDA, pro forma adjusted EBITDA and pro forma adjusted net income are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of EBITDA, adjusted EBITDA and adjusted net income to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments	Purchase Price and Related Pro Forma Adjustments	Covetrus
Net income	$33.5	$(26.2)	$(4.5)	$(20.3)	$(17.6)
Plus: Net income (loss) attributable to noncontrolling interests	(1.1)	—	1.0	—	(0.1)
Less: Equity in affiliates	(0.4)	—	—	—	(0.4)
Plus: Income taxes	3.8	(0.9)	(1.2)	(7.1)	(5.4)
Plus: Interest expense	0.9	0.3	13.9	—	15.0
Less: Interest income	(1.4)	(0.1)	—	—	(1.5)
Less: Other (income) expense	(2.1)	6.8	—	—	4.7
Operating Income	$33.0	$(20.0)	$9.1	$(27.4)	$(5.3)
Plus: Depreciation and amortization	15.9	4.3	—	22.5	42.6
EBITDA	$48.9	$(15.7)	$9.1	$(5.0)	$37.3
Plus: Stock-based compensation	1.5	3.5	—	5.0	10.0
Plus: Restructuring costs	0.8	—	—	—	0.8
Plus: Transaction costs	—	9.1	(9.1)	—	—
Plus: Late fee income	1.3	—	—	—	1.3
Plus: Other	—	0.1	—	—	0.1
Adjusted EBITDA excluding stock-based compensation and other one-time items	$52.4	$(3.0)	—	—	$49.4
Depreciation and amortization					(42.6)
Amortization of acquired intangibles					22.5
Interest expense (a)					(15.0)
Interest income					1.5
Other (expense) income (b)					0.9
Earnings before taxes and equity in affiliates					$16.7
Income tax (expense) benefit (c)					(4.3)
Equity in affiliates					0.4
Adjusted net income (loss)					$12.8
Plus: Net income (loss) attributable to noncontrolling interests					(0.1)
Adjusted net income attributable to Covetrus					$12.9

(a)	Interest expense was adjusted to reflect the incurrence of $1.2 billion of indebtedness through the five-year term loan and the extinguishment of Animal Health's long-term debt.

(b)	Other (expense) income excludes the changes in the fair value of legacy Vets First Choice warrants and late fee income in Animal Health, which is already captured in the Adjusted EBITDA calculation.

(c)	Represents the income tax impact of the adjustments to net income using an estimated statutory tax rate of approximately 25.9% for the year ended December 29, 2018.

Exhibit 99.1

COVETRUS, INC.
UNAUDITED RECONCILIATION OF PRO FORMA COMBINED GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME
For The Year Ended December 29, 2018

EBITDA, pro forma adjusted EBITDA and pro forma adjusted net income are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of EBITDA, adjusted EBITDA and adjusted net income to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Henry Schein Animal Health Business	Vets First Choice	Spin-Off and Other Pro Forma Adjustments	Purchase Price and Related Pro Forma Adjustments	Covetrus
Net income	$100.9	$(53.4)	$(23.5)	$(86.8)	$(62.8)
Plus: Net income (loss) attributable to noncontrolling interests	6.5	—	(6.7)	—	(0.1)
Less: Equity in affiliates	(1.2)	—	—	—	(1.2)
Plus: Income taxes	37.0	(4.5)	(10.5)	(30.3)	(8.4)
Plus: Interest expense	2.8	0.8	56.5	—	60.0
Less: Interest income	(5.7)	(0.3)	—	—	(6.1)
Less: Other (income) expense	(3.1)	10.9	—	—	7.8
Operating Income	$137.1	$(46.5)	$15.8	$(117.1)	$(10.7)
Plus: Depreciation and amortization	64.1	15.9	—	89.9	169.9
EBITDA	$201.2	$(30.6)	$15.8	$(27.2)	$159.1
Plus: Stock-based compensation	7.1	5.8	—	27.2	40.1
Plus: Restructuring costs	8.5	—	—	—	8.5
Plus: Transaction costs	—	15.8	(15.8)	—	—
Plus: Late fee income	5.2	—	—	—	5.2
Plus: Other	—	1.8	—	—	1.8
Adjusted EBITDA excluding stock-based compensation and other one-time items	$221.9	$(7.2)	—	—	$214.8
Depreciation and amortization					(169.9)
Amortization of acquired intangibles					89.9
Interest expense (a)					(60.0)
Interest income					6.1
Other (expense) income (b)					(2.1)
Earnings before taxes and equity in affiliates					$78.7
Income tax (expense) benefit (c)					(20.5)
Equity in affiliates					1.2
Adjusted net income (loss)					$59.5
Plus: Net income (loss) attributable to noncontrolling interests					(0.1)
Adjusted net income attributable to Covetrus					$59.6

(a)	Interest expense was adjusted to reflect the incurrence of $1.2 billion of indebtedness through the five-year term loan and the extinguishment of Animal Health's long-term debt.

(b)	Other (expense) income excludes the changes in the fair value of legacy Vets First Choice warrants and late fee income in Animal Health, which is already captured in the Adjusted EBITDA calculation.

(c)	Represents the income tax impact of the adjustments to net income using an estimated statutory tax rate of approximately 25.9% for the year ended December 29, 2018.